                  [LETTERHEAD OF DLJ COMMERCIAL MORTGAGE CORP.]


                                  July 13, 1999

Division of Corporation Finance
United States Securities and Exchange Commission
450 Fifth Avenue, N.W.
Washington, D.C. 20549
Attn:  John White, Esq.

                  Re:      DLJ Commercial Mortgage Corp. (the "Registrant")
                           ------------------------------------------------
                           Registration Statement on Form S-3
                           -----------------------------------
                           File No. 333-82275 (the "Registration Statement")
                           -------------------------------------------------

         Pursuant to Rule 461 of the Securities Act of 1933, as amended, the Registrant hereby requests acceleration of the effective date of the Registration Statement.

         The Registrant requests that the Registration Statement be declared effective at 5:00 p.m. on July 15 , 1999 or as soon thereafter as practicable. In connection therewith, the Registrant acknowledges that the action of the Commission or the Staff, acting pursuant to delegated authority, in declaring the filing effective, does not relieve the Registrant from its full responsibility for the adequacy and accuracy of the disclosures in the filing.

                                Sincerely yours,

                                DLJ COMMERCIAL MORTGAGE CORP.

                                By:  /s/ N. Dante LaRocca
                                   -------------------------------
                                   Name:  N. Dante LaRocca
                                   Title:  Senior Vice President